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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                 FORM 8-K
                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                      of the Securities Exchange Act of 1934






    Date of Report (Date of earliest event reported):  July 3, 1998

                         COCA-COLA ENTERPRISES INC.
         (Exact name of registrant as specified in its charter)





     Delaware                  01-09300                    58-0503352
    (State of            (Commission File No.)           (IRS Employer
  Incorporation)                                       Identification No.)




                2500 Windy Ridge Parkway, Atlanta, Georgia 30339
        (Address of principal executive offices, including zip code)

                             (770) 989-3000
          (Registrant's telephone number, including area code)




















                                                        Page 1 of 8 pages
                                                        Exhibit Index page 4



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Item 5.   Other Events
-------   ------------
          Coca-Cola Enterprises Inc. (the "Company") files herewith its unaudited Condensed Consolidated Statements of Income and Balance Sheet reporting the Company's results of operations for the second quarter and first six months of 1998, and its financial position as of July 3, 1998, including a summary of key financial information.

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------
          (c) Exhibits.
          99 Condensed Consolidated Statements of Income and Balance Sheets (unaudited) of the Company, reporting results of operations for the second quarter and first six months of 1998 and 1997 and financial position as of July 3, 1998 and December 31, 1997, including a summary of key operating information.










































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            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~
                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)


                                         /s/  LOWRY F. KLINE
Date: July 23, 1998                   By:-----------------------------
                                          Lowry F. Kline
                                          Executive Vice President
                                          and General Counsel



































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                         COCA-COLA ENTERPRISES INC.
                               EXHIBIT INDEX

Exhibit No.                                                        Page
-----------                                                        ----

    99       Condensed Consolidated Statements of Income and         5
             Balance Sheets (unaudited) of the Company, reporting results of operations for the second quarter and first six months of 1998 and 1997 and financial position as of July 3, 1998 and December 31, 1997, including a summary of key operating information.














































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